Evolve Transition Infrastructure Announces Delay in Effectiveness of Reverse Split

HOUSTON—(GLOBE NEWSWIRE)—June 13, 2023—Evolve Transition Infrastructure LP (OTC: SNMP) (“Evolve”) today announced that it is amending the date for its previously announced reverse split of its common units representing limited partner interests in Evolve (“Common Units”), which was to be effective as of the opening of trading on June 14, 2023. The delay in effecting the reverse split is due to the fact that this corporate action is now subject to review by the Financial Industry Regulatory Authority (“FINRA”) as a result of the Common Units initiating trading on the over-the-counter market on June 7, 2023. Evolve will set and announce a new effective date for the reverse split following the successful completion of FINRA’s review.
ABOUT THE PARTNERSHIP
Evolve Transition Infrastructure LP is a publicly-traded limited partnership formed in 2005 focused on the acquisition, development and ownership of infrastructure critical to the transition of energy supply to lower carbon sources. Evolve owns natural gas gathering systems, pipelines and processing facilities in South Texas and continues to pursue energy transition infrastructure opportunities.
ADDITIONAL INFORMATION
Additional information about Evolve can be found in Evolve’s documents on file with the United States Securities and Exchange Commission (“SEC”), which are available on Evolve’s website at www.evolvetransition.com and on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENTS
This press release contains “forward-looking statements,” which involve risks and uncertainties. All statements, other than statements of present or historical fact, included in this press release are forward-looking statements. Any statements that refer to Evolve’s future strategy, future uses of capital, future operations, plans and objectives of management or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “expect,” “plan,” “anticipate,” “believe,” “project” or the negative of such terms or other similar expressions. These forward-looking statements are based on management’s current beliefs, expectations and assumptions regarding the future of Evolve’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions.
These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about Evolve that may cause Evolve’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward looking statements. Therefore, you should not rely on any of these forward-looking statements. Management cautions all readers that the forward-looking statements contained in this press release are not guarantees of future performance, and actual results may differ materially from those anticipated or implied in forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, please read Evolve’s filings with the SEC, with particular attention to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections in Evolve’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, all of which are available on Evolve’s website at www.evolvetransition.com and on the SEC’s website at www.sec.gov. These cautionary statements qualify all forward-looking statements attributable to Evolve or persons acting on Evolve’s behalf. Except as otherwise required by applicable law, Evolve disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release.
PARTNERSHIP CONTACT
Charles C. Ward
Interim Chief Executive Officer, Chief Financial Officer and Secretary
ir@evolvetransition.com
(713) 800-9477